UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

ANDEAVOR LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amended current report on Form 8-K/A (the “Amendment”) of Andeavor Logistics LP (“Andeavor Logistics”) amends the current report on Form 8-K filed by the Company on October 31, 2017 (the “Original Form 8-K”) related to Andeavor Logistics’ acquisition of Western Refining Logistics, LP ("WNRL"). This Amendment concerns the financial statements of the business acquired and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, and does not amend or otherwise update any other information in the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(a)	The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the closing of the Merger.

(b)	The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report no later than 75 days after the closing of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2017

ANDEAVOR LOGISTICS LP

By:	Tesoro Logistics GP, LLC Its general partner

By:	/s/ BLANE W. PEERY
Blane W. Peery Vice President and Controller